Exhibit 99.1

EverQuote Announces First Quarter 2024 Financial Results

•
First Quarter Revenue of $91.1 million
•
First Quarter Variable Marketing Margin of $30.8 million
•
First Quarter Record GAAP Net Income of $1.9 million and Adjusted EBITDA of $7.6 million

CAMBRIDGE, Mass., May. 6, 2024 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the first quarter ended March 31, 2024.

“We had a strong start to 2024, delivering first quarter results that exceeded the high end of our guidance range for revenue, Variable Marketing Margin, or VMM, and Adjusted EBITDA,” said Jayme Mendal, CEO of EverQuote. “We believe we are in the early stages of what will be a multi-year auto carrier recovery as insurers have continued to selectively reactivate marketing campaigns, increase budgets, and expand their state footprints in our marketplace. I want to thank the EverQuote team for the incredible tenacity they have demonstrated and continue to demonstrate through the recent hard market cycle and our customers for their continued partnership.”

“In the first quarter, we achieved record levels of net income, Adjusted EBITDA and operating cash flow, as we started to realize the benefits of actions taken in 2023 to realign the business,” said Joseph Sanborn, CFO of EverQuote. “We achieved our previously articulated goal of restoring consistent positive quarterly cash flow from operations and have returned to our pre-downturn Adjusted EBITDA margins. Looking ahead, as we gain increasing confidence in the auto insurance industry recovery, we will continue to invest responsibly in our platform and business to position the company for growth and success.”

First Quarter 2024 Highlights:

(Unless otherwise noted, all comparisons are relative to the first quarter of 2023. EverQuote exited the health insurance vertical at the end of the second quarter of 2023. Revenue in our health insurance vertical was $8.7 million in the first quarter of 2023.)

•
Total revenue of $91.1 million, a decrease of 17%.
•
Automotive insurance vertical revenue of $77.5 million, a decrease of 14%.
•
Home and renters insurance vertical revenue of $12.7 million, up 34%.
•
VMM of $30.8 million, representing 34% of total revenue, compared to 33%.
•
GAAP net income improved to $1.9 million, compared to a GAAP net loss of $2.5 million.
•
Adjusted EBITDA increased to $7.6 million, compared to Adjusted EBITDA of $5.4 million.
•
Cash flow from operations of $10.4 million, compared to a negative cash flow from operations of ($1.2 million).
•
Ended the quarter with $48.6 million in cash and cash equivalents, an increase of 28% from $38.0 million at the end of the fourth quarter of 2023.

Second Quarter 2024 Outlook:

•
Revenue of $100.0 - $105.0 million.
•
Variable Marketing Margin of $31.0 - $33.0 million.
•
Adjusted EBITDA of $7.0 - $9.0 million.

With respect to the Company’s expectations under “Second Quarter 2024 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its first quarter 2024 financial results at 4:30 p.m. Eastern Time today, May 6, 2024. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-196 for international callers, and provide conference ID 4210704. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2024, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; and (16) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online insurance marketplace, connecting consumers with insurance providers. Our vision is to become the largest online source of insurance policies by using data, technology, and knowledgeable advisors to make insurance simpler, more affordable and personalized.

For more information, visit everquote.com and follow on LinkedIn https://www.linkedin.com/company/everquote/.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 489-2193

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2024	2023
	(in thousands except per share)
Revenue	$91,065	$109,220
Cost and operating expenses(1):
Cost of revenue	5,041	5,770
Sales and marketing	70,784	90,237
Research and development	6,844	7,927
General and administrative	6,630	7,830
Acquisition-related costs	—	(113)
Total cost and operating expenses	89,299	111,651
Income (loss) from operations	1,766	(2,431)
Other income (expense):
Interest income	386	187
Other income, net	41	1
Total other income, net	427	188
Income (loss) before income taxes	2,193	(2,243)
Income tax expense	(286)	(286)
Net income (loss)	$1,907	$(2,529)
Net income (loss) per share:
Basic	$0.06	$(0.08)
Diluted	$0.05	$(0.08)
Weighted average common shares outstanding:
Basic	34,387	32,892
Diluted	35,608	32,892

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cost of revenue	$36	$54
Sales and marketing	1,594	2,273
Research and development	1,312	2,374
General and administrative	1,576	1,808
	$4,518	$6,509

EVERQUOTE, INC.

BALANCE SHEET DATA

	March 31,	December 31,
	2024	2023
	(in thousands)
Cash and cash equivalents	$48,620	$37,956
Working capital	48,624	39,293
Total assets	135,401	110,925
Total liabilities	47,078	30,018
Total stockholders' equity	88,323	80,907

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$1,907	$(2,529)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	1,263	1,407
Stock-based compensation expense	4,518	6,509
Change in fair value of contingent consideration liabilities	—	(113)
Provision for bad debt	18	245
Unrealized foreign currency transaction (gains) losses	(4)	9
Changes in operating assets and liabilities:
Accounts receivable	(17,123)	(9,827)
Prepaid expenses and other current assets	972	1,709
Commissions receivable, current and non-current	1,323	595
Operating lease right-of-use assets	497	688
Other assets	—	36
Accounts payable	15,868	4
Accrued expenses and other current liabilities	1,870	852
Deferred revenue	(2)	80
Operating lease liabilities	(667)	(902)
Net cash provided by (used in) operating activities	10,440	(1,237)
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(770)	(1,007)
Net cash used in investing activities	(770)	(1,007)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,428	287
Tax withholding payments related to net share settlement	(429)	(130)
Net cash provided by financing activities	999	157
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5)	5
Net increase (decrease) in cash, cash equivalents and restricted cash	10,664	(2,082)
Cash, cash equivalents and restricted cash at beginning of period	37,956	30,835
Cash, cash equivalents and restricted cash at end of period	$48,620	$28,753

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended March 31,		Change
	2024	2023	%
	(in thousands)
Automotive	$77,538	$89,699	-13.6%
Home and Renters	12,689	9,456	34.2%
Other	838	10,065	-91.7%
Total Revenue	$91,065	$109,220	-16.6%

Other financial and non-financial metrics:

	Three Months Ended March 31,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$1,766	$(2,431)	-172.6%
Net income (loss)	$1,907	$(2,529)	-175.4%
Variable Marketing Margin	$30,818	$35,593	-13.4%
Adjusted EBITDA(1)	$7,588	$5,373	41.2%

(1)	Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; restructuring and other charges; acquisition-related costs; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Net income (loss)	$1,907	$(2,529)
Stock-based compensation	4,518	6,509
Depreciation and amortization	1,263	1,407
Acquisition-related costs	—	(113)
Interest income	(386)	(187)
Income tax expense	286	286
Adjusted EBITDA	$7,588	$5,373